UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 14, 2009
(Date of earliest event reported)
TLC Vision Corporation
(Exact name of registrant as specified in its charter)

New Brunswick,	000-29302	980151150
Canada	(Commission File	(IRS Employer
(State or other jurisdiction	Number)	Identification Number)
of incorporation)

5280 Solar Drive, Suite 100
Mississauga, Ontario		L4W 5M8
(Address of principal executive offices)		(Zip Code)
636-534-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
TLC Vision Corporation Second Quarter 2009 Earnings Release
Item 9.01. Financial Statements and Exhibits
(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits
99.1	Press Release of TLC Vision Corporation dated August 13, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2009	TLC VISION CORPORATION
	By:	/s/ James J. Hyland
James J. Hyland
VP Investor Relations

Exhibit Index

Exhibit No.	Description

99.1	Press Release of TLC Vision Corporation dated August 13, 2009